SI FINANCIAL GROUP, INC. - CONSOLIDATED
BALANCE SHEET
Period: JUN-14 Currency: USD

Submitted: 09-JUL-14 17:19:04

(Dollars in Thousands)	CURRENT MONTH	PRIOR YEAR	$ CHANGE CURR/PRIOR
ASSETS:			
Cash and due from banks:			
Noninterest-bearing	$ 19,991	$ 12,070	$ 7,921
Interest-bearing	28,422	26,478	1,943
Federal funds sold	-	-	-
Total cash & cash equivalents	48,413	38,549	9,864
Trading securities	-	-	-
Available for sale securities, at FMV	172,490	190,902	(18,413)
Loans held for sale	560	525	35
Loans receivable, net	1,038,182	670,445	367,738
Accrued interest receivable	3,897	3,242	655
Federal Home Loan Bank stock	11,949	7,753	4,196
Cash surrender value of BOLI	21,012	9,196	11,816
Other real estate owned	1,664	731	933
Premises and equipment, net	20,971	11,458	9,513
Intangible assets, net	18,997	3,451	15,546
Deferred tax asset, net	9,527	5,448	4,079
Other assets	6,480	6,885	(405)
TOTAL ASSETS	$ 1,354,141	$ 948,585	$ 405,557
LIABILITIES & EQUITY:			
Liabilities:			
Deposits:			
Noninterest-bearing	$ 143,306	$ 90,470	$ 52,836
Interest-bearing	862,915	617,852	245,062
Total deposits	1,006,221	708,322	297,898
Mortgagors' and investors' escrow accounts	3,301	2,786	516
Federal Home Loan Bank advances	158,541	93,069	65,472
Subordinated debt	8,248	8,248	-
Accrued expenses and other liabilities	22,273	11,995	10,279
TOTAL LIABILITIES	1,198,585	824,420	374,165
Stockholders' Equity:			
Common stock	128	101	27
Retained earnings	33,906	36,153	(2,247)
Additional paid-in capital	125,511	95,000	30,511
Unallocated common shares held by ESOP	(4,368)	(4,848)	480
Unearned restricted shares	(1,523)	(1,972)	449
Accum. other comprehensive income (loss)	84	(131)	215
Net income (loss)	1,820	(137)	1,957
Treasury stock, at cost	-	-	-
TOTAL STOCKHOLDERS' EQUITY	155,557	124,165	31,392
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 1,354,141	$ 948,585	$ 405,557

SI FINANCIAL GROUP, INC. - CONSOLIDATED
STATEMENT OF INCOME
Period: JUN-14 Currency: USD

Submitted: 09-JUL-14 17:19:26

(Dollars in Thousands)	YEAR-TO-DATE CURRENT	PRIOR	DOLLAR VARIANCE
Interest & dividend income:			
Loans, including fees	$21,754	$14,717	7,037
Investment securities -			
Taxable interest	1,774	2,092	(317)
Tax-exempt interest	101	20	81
Dividends	97	7	90
Other	28	21	7
TOTAL INTEREST & DIVIDEND INCOME	23,754	16,857	6,898
Interest expense:			
Deposits	2,678	2,636	43
Federal Home Loan Bank advances	1,319	1,491	(171)
Subordinated debt	167	166	0
Other	0	0	0
TOTAL INTEREST EXPENSE	4,164	4,293	(129)
NET INT. & DIV. INCOME BEFORE LOAN LOSS PROVISION	19,590	12,564	7,026
Provision for loan losses	845	190	655
NET INT. & DIV. INCOME AFTER LOAN LOSS PROVISION	18,745	12,374	6,371
Noninterest income:			
Service fees	3,503	2,449	1,053
Wealth management fees	633	544	88
Incr (decr) in CSV of BOLI	286	136	150
Net gain (loss) on AFS securities	64	3	61
Impairment loss on securites	0	(8)	8
Mortgage banking activities	315	850	(535)
Other	608	619	(10)
TOTAL NONINTEREST INCOME	5,409	4,593	816
Noninterest expenses:			
Salaries & employee benefits	10,231	8,529	1,702
Occupancy	2,931	1,914	1,017
Furniture & equipment	1,037	773	264
Computer services	1,517	1,102	415
Electronic banking fees	1,148	737	411
Outside professional services	1,002	1,543	(541)
Marketing	538	301	238
Supplies	319	206	113
Impairment charge - other assets	175	81	94
Other	2,567	1,685	882
TOTAL NONINTEREST EXPENSES	21,466	16,871	4,595
INCOME (LOSS) BEFORE INCOME TAXES	2,688	96	2,591
Income tax provision (benefit)	868	234	634
NET INCOME (LOSS)	$1,820	($137)	$1,957

ASSETS - SUMMARY



Bank-owned life ins.
2%
Other assets
4%
Cash & cash equivalents
3%
FHLB stock
1%
Securities - AFS
13%
Loans receivable, net
77%
Cash & cash equivalents
Securities - AFS
Loans receivable, net
FHLB stock
Bank-owned life ins.
Other assets

SECURITIES PORTFOLIO – COMPARISON


June 30, 2014
0%
0%
4%
1%
1%
0%
3%
34%
43%
14%
US Govt & Agency
Govt-spons. Enter.
MBS - Agency
MBS - Nonagency
Corporate Debt
CDOs
Oblig State/Political
Tax-exempt
Foreign Govt.
Other Asset-backed


June 30, 2013
0%
0%
2%
3%
2%
2%
2%
30%
45%
14%
US Govt & Agency
Govt-spons. Enter.
MBS - Agency
MBS - Nonagency
Corporate Debt
CDOs
Oblig State/Political
Tax-exempt
Foreign Govt.
Other Asset-backed

LOAN PORTFOLIO – COMPARISON



June 30, 2014
42%
27%
1%
12%
13%
5%
Residential RE
Commercial RE
Construction
SBA/USDA Purchased
Com'l Bus. - Other
Consumer



June 30, 2013
33%
28%
0%
22%
11%
6%
Residential RE
Commercial RE
Construction
SBA/USDA Purchased
Com'l Bus. - Other
Consumer

DEPOSITS – BY ACCOUNT TYPE



1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Time Deposits
Savings
NOW & MM
Noninterest-bearing

SELECTED RATIOS – ROLLING 12 MONTHS

(in percent)	July 2013	Aug 2013	Sept 2013	Oct 2013	Nov 2013	Dec 2013	Jan 2014	Feb 2014	Mar 2014	Apr 2014	May 2014	June 2014
Return on assets	-0.06	-1.49	-0.08	0.32	0.28	0.28	0.27	0.33	0.28	0.23	0.18	0.47
Return on equity	-0.48	-12.71	-0.75	3.12	2.72	2.65	2.62	3.14	2.67	2.19	1.73	4.42
Interest-earning asset yield	3.54	3.63	3.82	3.84	3.90	3.80	3.91	4.39	3.42	3.78	3.65	3.71
Interest-bearing liabilities yield	1.11	1.07	0.86	0.80	0.75	0.80	0.80	0.80	0.79	0.79	0.79	0.62
Net interest margin	2.64	2.76	3.09	3.16	3.28	3.13	3.25	3.72	2.76	3.12	3.00	3.07
Efficiency ratio	101.71	121.63	99.91	84.41	83.83	73.30	85.82	85.19	85.15	87.02	90.31	77.28
NPL/total loans	1.28	1.21	0.74	0.62	0.65	0.66	0.68	0.55	0.57	0.50	0.54	0.52
NPL/total assets	1.04	0.96	0.68	0.66	0.69	0.71	0.71	0.66	0.59	0.54	0.54	0.53


Delinquency - All Loans
Jun-13
May-14
Jun-14
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Volume
(In Thousands)
30 days
60 days
90 days
120 days
Days Delinquent